The AFL-CIO Housing Investment Trust builds on over 35 years of experience investing union capital responsibly to deliver competitive returns to its participants while generating union construction jobs, affordable housing, and economic and fiscal impacts that benefit the communities where union members live and work.

Economic and Fiscal Impacts of the HIT-Financed Projects in New York

74	$1.9B	$8M	$4.8B	44,226
Projects	HIT Investment	Building America	Total Development	Housing Units
	Amount	NMTC Allocation	Cost	Created or Preserved
				(92% affordable)

26.2M	29,358	$2.6B	$348.1M	$5.4B
Hours of Union	Total Jobs Across	Total Wages	State and Local Tax	Total Economic
Construction Work	Industries	and Benefits	Revenue Generated	Impact

PROJECT PROFILE:	PROJECT PROFILE:
311 WEST 42ND STREET	18 SIXTH AVENUE AT PACIFIC PARK
The HIT provided $50 million of financing for the new construction of the 330-unit, 311 West 42nd Street in Manhattan, creating an estimated 1,995,680 hours of union construction work.	The HIT provided $100 million of financing for the new construction of the 858-unit 18 Sixth Avenue at Pacific Park, in Brooklyn, creating an estimated 3,881,830 hours of union construction work.

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Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and HIT subsidiary Building America CDE, Inc. project data. Data is current as of December 31, 2021. Economic impact data is in 2020 dollars and all other figures are nominal.

Helping Build New York—The Union Way	DECEMBER 2021

Elizabeth Seton	1490 Southern Boulevard	Joseph P. Addabbo Family Health Center
(Building America)

“When building trades’ pension capital is used to finance 100% union built development in New York City, our pension funds get stronger. When the project also addresses the City’s massive need for affordable housing, it is a win-win.”

—Gary LaBarbera, President

    Building and Construction Trades Council of Greater New York

HIGHLIGHTS OF NEW YORK CITY INVESTMENTS

		HIT Investment/Building		Construction
Project	Location	America NMTC Allocation	TDC	Work Hours
1490 Southern Boulevard	Bronx	$35,000,000	$59,120,711	456,530
Betances Residence	Bronx	$52,000,000	$98,000,000	633,290
18 Sixth Avenue at Pacific Park	Brooklyn	$100,000,000	$710,000,000	3,881,830
33 Bond Street (2017 Bonds)	Brooklyn	$20,000,000	$287,120,000	266,760
311 West 42nd Street	Manhattan	$50,000,000	$337,700,000	1,995,680
606 West 57th St. (2017 Bonds)	Manhattan	$20,000,000	$275,384,620	268,520
606 West 57th St. (2018 Bonds)	Manhattan	$30,000,000	$153,157,894	387,130
Penn South Cooperative (2017)	Manhattan	$55,000,000	$191,000,000	473,480
Joseph P. Addabbo Family Health Center	Queens	$8,000,000	$23,420,528	216,970
Elizabeth Seton Pediatric Center II	Yonkers	$18,300,000	$21,130,584	210,590

Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and HIT subsidiary Building America CDE, Inc. project data. Data is current as of December 31, 2021. Economic impact data is in 2020 dollars and all other figures are nominal.

Investors should consider the HIT’s investment objectives, risks and expenses carefully before investing. Investors may view the HIT’s current prospectus, which contains more complete information, on its website at www.aflcio- hit.com and may obtain a copy from the HIT by calling the Marketing and Investor Relations Department collect at 202-331-8055. Investors should read the current prospectus carefully before investing.

1227 25th Street, NW | Suite 500 | Washington, DC 20037 | 202.331.8055 | www.aflcio-hit.com